SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Esperanza Crossing

Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2018, Citizens, Inc. (“Citizens”) held its 2018 annual meeting of shareholders. At the meeting, shareholders of Citizens’ Class A common stock elected as Class A directors Christopher W. Claus, Gerald W. Shields, Jerry D. Davis, Jr. and Gov. Francis A Keating II. Citizens’ shareholders also approved, on a non-binding advisory basis, the compensation of Citizens’ Named Executive Officers. Further, Citizens’ shareholders ratified the appointment of Deloitte & Touche LLP as Citizens’ independent registered public accounting firm for 2018. The number of votes cast for, against or withheld, as well as the number of abstentions, non-votes and uncast ballots as to each matter voted upon can be found in the 2018 Annual Meeting Final Certified Vote Tabulation attached as Exhibit 99.1 hereto and incorporated herein by reference.

As previously disclosed, Citizens’ Class B common stock (the “Class B Shares”), which is solely held by the Harold E. Riley Trust (the “Trust”), has not yet transferred to the Harold E. Riley Foundation (the “Foundation”), pending certain required state insurance regulatory approvals for changes of control. Consequently, the Trust, of which the estate of our founder, Harold E. Riley, is trustee, has voting control over the Class B Shares. The Class B Shares elect a simple majority of the Board. Prior to the annual meeting, the Trust notified the Company that it would not vote the Class B shares at the annual meeting, meaning no Class B directors were elected by the Class B shareholder. Pursuant to Citizens’ Third Amended and Restated Bylaws (the “Bylaws”), each current Class B director will remain in office until his successor shall be duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

However, because three of the directors elected as Class B directors at the 2017 annual meeting of shareholders, Messrs. Claus, Shields and Davis, were elected instead as Class A directors at the 2018 annual meeting, there were three Class B director vacancies following the annual meeting. In accordance with the Bylaws, if a vacant office on the board of directors was held by a director elected by a voting group of shareholders, then the vacancy may be filled by the directors rather than the shareholders, and only a majority of the remaining directors elected by the same voting group may elect a director to fill the vacancy. Following the election of the Class A directors and the creation of the vacancies, in accordance with the provisions of the Bylaws, the remaining Class B directors duly and unanimously elected Dr. E. Dean Gage, Dr. Robert B. Sloan, Jr. and Constance K. Weaver, each of whom were named as Class B director-nominees in the Company’s proxy statement for the annual meeting, to serve as Class B directors until the next annual meeting of shareholders at which directors are elected.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	2018 Annual Meeting Final Certified Vote Tabulation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Geoffrey M. Kolander
Chief Executive Officer and President
Date: June 8, 2018

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